UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): October 6, 2006


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
----------------------                 ----------------        --------------
(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
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(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
                            -------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01   Entry Into a Material Definitive Agreement.

On October 6, 2006, 40|86 Advisors, Inc., a wholly owned subsidiary of Conseco, Inc. (the "Company"), entered into an Amended and Restated Employment Agreement with Eric R. Johnson, Executive Vice President, Investments of the Company and President of 40|86 Advisors, Inc. The amended agreement extends the term of his employment agreement until September 10, 2007. There were no changes made to the salary for Mr. Johnson or any other components of his current compensation. In order to conform the provisions of Mr. Johnson's agreement to those of other Company executives, changes were made to the provisions for payments to Mr. Johnson if his employment is terminated without "Just Cause" or "With Reason" or in connection with a "Change in Control" (in each case as defined in the amended agreement). The amendment is being filed as Exhibit 10.12 to this Current Report on Form 8-K.


Item 7.01.  Regulation FD Disclosure.

On October 12, 2006, the Company issued a press release to announce that it has declared a dividend on the outstanding shares of Class B 5.50% Mandatorily Convertible Preferred Stock. A copy of the Company's press release is filed as
Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

          10.12 Amended and Restated Employment Agreement dated as of October 6, 2006 between 40|86 Advisors, Inc. and Eric R. Johnson.

          99.1  Press release of Conseco, Inc. issued October 12, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

October 12, 2006
                                           By:  /s/ John R. Kline
                                                ------------------------
                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer